                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5



Section 7.3 Indenture                                                          Distribution Date:                        5/17/2004
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(i)    Amount of the distribution allocable to principal of
            the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on
            the Notes per $1,000 of the initial principal balance
            of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on
            the Notes
            Class A Note Interest Requirement                       896,000.00
            Class B Note Interest Requirement                        90,844.44
            Class C Note Interest Requirement                       164,000.00
                      Total                                       1,150,844.44

       Amount of the distribution allocable to the interest on
            the Notes per $1,000 of the initial principal balance
            of the Notes
            Class A Note Interest Requirement                          1.06667
            Class B Note Interest Requirement                          1.29778
            Class C Note Interest Requirement                          1.82222

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President


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